                                 [LETTERHEAD]


                                 May 12, 1976

Vancouver Associates
Post Office Box 40
Long Beach, California 90801
Attention: Harry Newman, Jr.

                             Re: Vancouver Mall
                                 Vancouver, Washington

Gentlemen:

This letter, when signed and returned by you will serve to amend in the manner set forth below, as of May 11, 1976, that certain Joint Venture Agreement for Vancouver Mall dated September 28, 1975 by and between May Centers, Inc. and Vancouver Mall Associates:

      Section 11.5 (B) (1) is hereby deleted and a new Section 11.5 (B) (1) is added as follows:

      "If Operating Cash Flow, as hereinafter defined in Section 11.9, is in excess of Four Hundred Thousand Dollars ($400,000), eighty percent (80%) of such Operating Cash Flow up to and including Four Hundred Thousand Dollars ($400,000) plus sixty percent (60%) of such Operating Cash Flow in excess of Four Hundred Thousand Dollars ($400,000) shall be so paid to Managing Partner and the balance of the Operating Cash Flow shall be distributed to the Partners in accordance with the percentages set forth in Section 11.3 hereof; and"


Except as modified herein the Joint Venture Agreement shall continue in full force and effect in accordance with its terms.

                                 MAY CENTERS, INC.

ATTEST:


 /s/ Authorized Officer          By  /s/ Authorized Officer
---------------------------         ---------------------------
     Secretary                           Vice President

                                 VANCOUVER ASSOCIATES,
                                 a limited partnership


                                 By  /s/ Harry Newman, Jr.
                                   -------------------------------
                                       Harry Newman, Jr.


                                              and


                                       /s/ Leroy Brettin
                                -----------------------------------
                                          Leroy Brettin

                                 Its General Partners